UNITED STATES	OMB APPROVAL
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule §240.14a-12

ERGO SCIENCE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ERGO SCIENCE CORPORATION
790 Turnpike Street
North Andover, Massachusetts 01845
(978) 688-8833

_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Wednesday, December 1, 2004

_________________

     We will hold the 2004 annual meeting of stockholders of Ergo Science Corporation, a Delaware corporation, at the New York Yacht Club, 37 West 44th Street, New York, New York 10036 on Wednesday, December 1, 2004, at 9 a.m., local time, for the following purposes:

1.

To re-elect one Class III director to serve for a three-year term ending at the annual meeting of stockholders in 2007 and until his successor is duly elected and qualified or his earlier resignation or removal.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for our fiscal year ending December 31, 2004.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     This notice is accompanied by a form of proxy, a proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2003 and our Quarterly Report on Form 10-Q for our fiscal quarter ended June 30, 2004. These items of business are more fully described in the accompanying proxy statement. The Board of Directors has fixed Monday, October 25, 2004 as the record date to determine the stockholders entitled to receive notice of and to vote at the annual meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any adjournments or postponements thereof. A list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the meeting during ordinary business hours for ten days before the date of the annual meeting at Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts 01845.

     Whether or not you plan to attend the annual meeting, if you are a holder of shares of our common stock, please complete, date, sign and mail the proxy card in the accompanying return addressed envelope, which requires no postage if mailed in the United States. If you later desire to revoke or change your proxy for any reason, you may do so at any time before the voting by delivering to us a written notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person. Please note, however, that if your shares are held in the name of a broker, bank, or other nominee and you wish to attend and vote at the annual meeting, you must obtain a proxy issued in your name from that broker, bank or other nominee.

By Order of the Board of Directors,

________________________________________________ Charles E. Finelli President, Chief Executive Officer and Secretary

North Andover, Massachusetts
October 29, 2004

ERGO SCIENCE CORPORATION
790 Turnpike Street
North Andover, Massachusetts 01845
(978) 688-8833

_________________

PROXY STATEMENT

_________________

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 1, 2004

     This proxy statement is furnished to stockholders of Ergo Science Corporation, a Delaware corporation, in connection with the solicitation by the board of directors of Ergo Science of proxies in the accompanying form for use in voting at a annual meeting of stockholders to be held on Wednesday, December 1, 2004, at 9 a.m., local time, at the New York Yacht Club, 37 West 44th Street, New York, New York 10036 and at any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked, will be voted at the annual meeting. This proxy statement, the accompanying Notice of Annual Meeting and the enclosed proxy card are first being mailed to stockholders on or about November 1, 2004.

     At the annual meeting, you will be asked to consider and vote on proposals to:

•

re-elect one Class III director to serve for a three-year term ending at the annual meeting of stockholders in 2007 and until his successor is duly elected and qualified or his earlier resignation or removal;

•	ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for our fiscal year ending December 31, 2004; and

•	transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Our board of directors unanimously recommends that you re-elect the director whose term expires at the annual meeting and ratify the appointment of our independent accountants.

Record Date; Stock Entitled to Vote; Quorum

     Your board of directors has fixed the close of business on Monday, October 25, 2004 as the record date for determination of stockholders entitled to notice of, and to vote at, the annual meeting. As of the close of business on the record date, we had issued and outstanding 5,813,856 shares of our common stock, each of which is entitled to one vote for or against all matters presented at the annual meeting. The presence at the annual meeting of a majority of these shares of common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, in person or by proxy, the annual meeting may be adjourned until a later time when a quorum is obtained. The holders of shares of our series D exchangeable preferred stock are not entitled to vote on any of the proposals to be presented at the annual meeting.

   Solicitation and Voting Procedures

     The accompanying proxy card is designed to permit each common stockholder of record at the close of business on the record date to vote on the matters described in the accompanying Notice of Annual Meeting of Stockholders. The proxy card provides space for a stockholder to vote for, against or abstain from voting on all proposals. Votes of attending stockholders will be taken by written ballots. Shares of our common stock that are entitled to vote and that are represented by a proxy properly signed and received at or prior to the annual meeting, unless subsequently properly revoked, will be voted in accordance with the instructions indicated thereon. If no specific instructions are given with respect to matters to be acted upon at the annual meeting, shares of our common stock represented by a properly executed proxy will be voted FOR the proposal to re-elect the director whose term expires at the annual meeting and FOR the proposal to ratify the appointment of our independent accountants.

     The re-election of the director at the meeting will be approved by a plurality of the shares of the common stock present or represented by proxy and entitled to vote at the annual meeting. Withholding authority to vote for the re-election of a director will have no effect on the outcome of the vote.

     The ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004 at the meeting will be approved by affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions to vote for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004 will have the effect of a vote against this proposal.

     We will bear the costs of printing and mailing this proxy statement as well as all other costs incurred on behalf of our board of directors in connection with the solicitation of proxies from the holders of common stock. We have retained American Stock Transfer & Trust Company to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $1,100 plus expenses. In addition, directors, officers and employees of our company and its subsidiaries may solicit proxies by mail, personal interview, telephone, facsimile or telegraph without additional compensation therefor. Arrangements also will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the common stock not beneficially owned by them, for forwarding such solicitation materials to and obtaining proxies from the beneficial owners of such stock entitled to vote at the annual meeting. We will reimburse these persons for their reasonable expenses incurred in doing so.

Revocation of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by: (1) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy), (2) giving notice of revocation of your proxy at the annual meeting, or (3) delivering to Lisa DeScenza of Ergo Science (i) a written notice of revocation or (ii) a duly executed proxy relating to the same shares and matters to be considered at the annual meeting, bearing a date later than the proxy previously delivered. Attendance at the annual meeting will not in and of itself constitute a revocation of a proxy. All written notices of revocation and other communications with respect to revocation of proxies should be sent to Lisa DeScenza of Ergo Science at its principal executive offices listed previously, and must be received before the taking of the votes at the annual meeting.

     If you have any questions or require additional material, please contact Lisa DeScenza, in our Investor Relations Department, at (978) 688-8833.

The date of this proxy statement is October 29, 2004.

It is first being mailed to stockholders on or about November 1, 2004.

SOURCE OF ADDITIONAL INFORMATION

     This proxy statement incorporates important business and financial information about us that is not included in, or delivered with, this document. We will provide you with copies of this information that has been incorporated by reference, without charge, upon written or oral request to:

ERGO SCIENCE CORPORATION
790 Turnpike Street, Suite 202
North Andover, MA 01845
(978) 688-8833
Attention: Lisa DeScenza

If you would like to request documents, please do so by Wednesday, November 24, 2004 in order to obtain them before the annual meeting

i

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS TO BE VOTED UPON

Q:	What is the time and place of the annual meeting?

A:	Our 2004 annual meeting of stockholders will be held at The Yacht Club, New York, on Wednesday, December 1, 2004 at 9:00 a.m.

Q:	What is the record date?

A:	The close of business on Monday, October 25, 2004.

Q:	As a stockholder of Ergo what should I do now?

A:

You should date, sign and mail your proxy card in the enclosed postage paid envelope, as soon as possible, so that your shares will be represented at the annual meeting. Our board of directors unanimously recommends that you vote FOR the director nominee, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year.

Q:	Can I change my vote after I have mailed in a signed proxy card?

A:

Yes. You can change your vote at any time before your proxy is voted at the annual meeting in one of the following ways: (1) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy), (2) giving notice of revocation of your proxy at the annual meeting, or (3) delivering to Lisa DeScenza of Ergo Science (i) a written notice of revocation or (ii) a duly executed proxy relating to the same shares and matters to be considered at the annual meeting, bearing a date later than the proxy previously delivered.

Q:	Whom should I call with questions?

A:	If you have questions about the annual meeting or how to vote your shares, please call Lisa DeScenza in our Investor Relations Department at (978) 688-8833.

THE ANNUAL MEETING

     We are furnishing this proxy statement to holders of shares of common stock in connection with the solicitation of proxies for use at the 2004 annual meeting of Stockholders to be held at the New York Yacht Club, 37 West 44th Street, New York, New York 10036 on Wednesday, December 1, 2004 at 9 a.m. local time, and at any adjournments or postponements thereof.

MATTERS TO BE CONSIDERED

     At the annual meeting, you will be asked to consider and vote upon proposals to:

•

re-elect one director as a Class III director to serve for a three-year term ending at the annual meeting of stockholders in 2007 and when his successor is duly elected and qualified or his earlier resignation or removal;

•	ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004; and

•	transact such other business as may properly come before the annual meeting.

SHARES OUTSTANDING AND ENTITLED TO VOTE; RECORD DATE

     Only the holders of record of our outstanding shares of the common stock at the close of business on Monday, October 25, 2004, the record date, will be entitled to notice of and to vote at the annual meeting. On the record date there were 5,813,856 shares of the common stock issued and outstanding. Holders of record of the common stock at the close of business on the record date will be entitled to one vote per share of common stock. The holders of shares of our series D exchangeable preferred stock are not entitled to vote on any of the proposals to be presented at the annual meeting.

VOTES REQUIRED

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes, as defined below, are counted as present or represented at the meeting for purposes of determining whether a quorum exists. The votes required to approve each of the proposals are as follows:

•	The re-election of the director at the meeting requires approval of a plurality of the shares of common stock present or represented by proxy and entitled to vote at the annual meeting.

•

The ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004 at the meeting will be approved by affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting.

     If you hold your shares of common stock through a broker, bank or other representative, generally, the broker or your representative may only vote the common stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a “broker non-vote” on that matter.

•	As to the re-election of directors, abstentions and broker non-votes will have no effect on the outcome of the vote.

•

As to the approval of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004, broker non-votes are not counted, and therefore will have no effect on the outcome of the vote. Abstentions to vote for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004 will have the effect of a vote against this proposal.

     As of the record date, directors and executive officers and their affiliates as a group, consisting of five persons, beneficially owned 372,767 shares of common stock, exclusive of presently exercisable stock options. This number of shares represented 6.4% of the aggregate number of votes entitled to be cast at the annual meeting. Such persons have indicated that they intend to vote all such shares in favor of all the proposals. None of them will receive any benefits pursuant to any current employment agreement or employee benefit or stock option plan as a result of any of the proposals.

VOTING, SOLICITATION AND REVOCATION OF PROXIES

     Any holder of common stock who has given a proxy may revoke it at any time prior to its exercise at the annual meeting by one of the following methods:

•	attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy),

•	giving notice of revocation of your proxy at the annual meeting, or

•

delivering to Lisa DeScenza of Ergo Science (i) a written notice of revocation or (ii) a duly executed proxy relating to the same shares and matters to be considered at the annual meeting, bearing a date later than the proxy previously delivered

     Stockholders who have executed a proxy but intend to vote in person are requested to notify us prior to the time of the annual meeting. All written notices of revocation and other communications with respect to revocation of proxies should be addressed to: Lisa DeScenza, Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts, 01845. Attendance at the annual meeting will not, in and of itself, constitute revocation of a proxy.

     Shares of common stock held by beneficial owners and represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated on properly executed proxies that are received, such proxies will be voted for the re-election of the Class III director and for the ratification of the appointment of PricewaterhouseCoopers as our independent accountants. The board of directors knows of no other business to be brought before the annual meeting. However, all properly executed proxies received will be voted in the discretion of the proxy holders as to any other matter which may properly come before the annual meeting.

     We will bear the costs of printing and mailing this proxy statement as well as all other costs incurred on behalf of our board of directors in connection with the solicitation of proxies from the holders of common stock. We have retained American Stock Transfer & Trust Company to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated fee of $1,100 plus expenses. In addition, directors, officers and employees of our company and its subsidiaries may solicit proxies by mail, personal interview, telephone, facsimile or telegraph without additional compensation therefor. Arrangements also will be made with brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of the common stock not beneficially owned by them, for forwarding such solicitation materials to and obtaining proxies from the beneficial owners of such stock entitled to vote at the annual meeting. We will reimburse these persons for their reasonable expenses incurred in doing so.

PROPOSAL 1 — ELECTION OF DIRECTOR

     Our restated certificate of incorporation provides for a classified board of directors. The board of directors currently consists of four members, classified into three classes as follows: Nadim Nsouli constitutes a class with a term ending at the upcoming annual meeting; William T. Comfort III and Charles E. Finelli constitute a class with a term ending in 2005; and J. Warren Huff constitutes a class with a term ending in 2006. At each annual meeting of stockholders, directors elected for a full term of three years to succeed those directors whose terms are expiring.

     The board of directors has voted:

•

to nominate Nadim Nsouli at the annual meeting for a term of three years to serve until the 2007 annual meeting of stockholders, and until his successor is elected and qualified or his earlier resignation or removal; and

•

unless authority to vote for the nominee named above is withheld, the shares represented by the proxy will be voted FOR the re-election of Nadim Nsouli as a member of our board of directors. In the event that Mr. Nsouli shall become unable or unwilling to serve, the shares represented by the proxy will be voted for the election of such other person as the board of directors may recommend. The board of directors has no reason to believe that Mr. Nsouli will be unable or unwilling to serve.

APPROVAL REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of holders of a plurality of the votes cast at the annual meeting is required to re-elect Mr. Nsouli as a Class III director.

     THE BOARD OF DIRECTORS RECOMMENDS THE RE-ELECTION OF NADIM NSOULI AS A CLASS III DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” HIS ELECTION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

DIRECTORS AND EXECUTIVE OFFICERS

     Under our restated certificate of incorporation, the number of members of our board of directors is fixed from time to time by the board of directors. The board of directors has voted to nominate Nadim Nsouli for re-election at the annual meeting for a term of three years, to serve until the 2007 annual meeting of stockholders, and until his successor has been elected and qualified. The Class I directors (William T. Comfort III and Charles E. Finelli) and the Class II director (J. Warren Huff) will serve until the annual meeting of stockholders to be held in 2005 and 2006, respectively, and until their respective successors have been elected and qualified.

     The following table provides information concerning our executive officer and directors:

Name	Age	Position with the Company
Charles E. Finelli(1)	40	President, Chief Executive Officer, Secretary
		and Director
William T. Comfort III(2)	38	Director
J. Warren Huff(3)	50	Director
Nadim Nsouli(4)	35	Director
Ling Kwok	33	Vice President, Business Development

__________

(1)	Member of the nominating committee.

(2)	Member of the compensation committee and nominating committee.

(3)	Member of the audit committee, compensation committee and nominating committee.

(4)	Member of the audit committee.

     Executive officers are generally elected annually by the board of directors to serve at the discretion of the board of directors. A brief biography of each director and the executive officer follows:

     CHARLES E. FINELLI, Class I director, joined our board of directors in March 2001 and was appointed Interim Chief Executive Officer in December 2003. Mr. Finelli has been in the private practice of law for nine years specializing in litigation. Mr. Finelli received his J.D. from the University of Arkansas School of Law.

     WILLIAM T. COMFORT III, Class I director, joined our board of directors in January 2001. Mr. Comfort was a private equity investor with CVC Capital Partners, a leading private equity firm based in London, England, from February 1995 until December 2000. From February 2001 to February 2003 he served as a consultant to Citicorp Venture Capital ("CVC"). The principal office of CVC is located at 5-7 Carlton Gardens, London SW1 5AD. He is now principal of Conversion Capital Partners Limited, an investment fund headquartered at 4th Fl. Liscartan House, 127 Sloane Street, London, England. Mr. Comfort has served as a member of the board of directors of J.L. Halsey Corporation since May 2002 and has served as its chairman of the board since November 2002. Its principal offices are located at 103 Foulk Road, Suite 205Q, Wilmington, Delaware 19803. Mr. Comfort is a director of Stratos Lightwave, Inc. with principal offices located at 7444 W. Wilson Avenue, Chicago, IL 60706-4549. Mr. Comfort served as a director of numerous public and private companies as a representative of CVC Capital Partners and CVC from which he has resigned. Mr. Comfort received his J.D. and L.L.M. in tax from New York University School of Law.

     J. WARREN HUFF, Class II director, joined our board of directors in February 2001. Mr. Huff is the Founding Chief Executive Officer of Reata Discovery, Inc., a biopharmaceutical company based in Dallas, Texas. From 1998 until 2001, Mr. Huff was President and Chief Executive Officer of OpenPages, Inc., a privately-held company in the content production software industry. From 1997 to 1998, Mr. Huff was President and Chief Executive Officer of InLight, Inc., a privately held medical education software company that he founded. From 1992 until 1997, Mr. Huff was our President. Mr. Huff received his J.D. from the Southern Methodist University School of Law and graduated magna cum laude with a B.A. in business administration from University of Texas at Austin.

     NADIM NSOULI, Class III director, joined our board of directors in December 2003. Mr. Nsouli is the European Head of Gores Technology Group Limited, a private equity firm based in Los Angeles. From 2000 to   May 2003, Mr. Nsouli was founder and managing partner of Lago Partners Limited, a $75 million venture capital fund,   with principal offices at 3 Burlington Gardens, London, England. From 1999 to 2000 Mr. Nsouli worked in Investment Banking, Media and Telecoms at Morgan Stanley Dean Witter with principal offices at Canary Wharf, London, England. From 1998 to 1999 Mr. Nsouli worked in Investment Banking, M&A for JP Morgan with principal offices in London, England. Prior to that, Mr. Nsouli was a corporate lawyer in New York at Jones, Day, Reavis & Pogue. Mr. Nsouli received his MBA with distinction from Insead in France, his Juris Doctor from   New York University School of Law and his B.S., Magna Cum Laude from Georgetown University in Washington, DC.

     LING KWOK, joined us as Vice President of Business Development in December 2003. From September 2002 to December 2003, Mr. Kwok was involved in international charitable work. From February 2000 to September 2002, Mr. Kwok was an investment banker with Pacific Solutions Group with principal offices in New York, Beijing and Shanghai. From May 1996 to February 2000, Mr. Kwok worked for Morgan Stanley & Co. in New York. Mr. Kwok graduated with honors from Trinity College with double majors in Economics and Asian Studies.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     Meeting Attendance. During the fiscal year ended December 31, 2003 there were eight meetings of the board of directors, and the various committees of the board of directors met a total of three times. No director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board on which he served during fiscal 2003. The board of directors has three standing committees: the audit committee, the compensation committee, and the nominating committee.

     Audit Committee. The audit committee, which met one time in fiscal 2003, has two members, J. Warren Huff and Nadim Nsouli. The board of directors has determined that Mr. Huff meets the requirements of an audit committee financial expert as defined in Item 401(h)(1) of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”). The audit committee reviews the engagement of our independent accountants, reviews our financial statements, considers matters relating to our accounting policy and internal controls and reviews the scope of our annual audits. Each of the members of the audit committee is “independent” as defined in the NASD’s listing standards.

     Compensation Committee. The compensation committee, which met one time during fiscal 2003, has two members, William T. Comfort III and J. Warren Huff. The compensation committee reviews, approves and makes recommendations on our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the board of directors are carried out and that such policies, practices and procedures contribute to our success. The board of directors designated the compensation committee as the administrator of our incentive plan. In addition, the board of directors has designated the compensation committee as the administrator of the 2001 stock plan.

     Nominating Committee. The nominating committee met one time during fiscal 2003 and has three members, William T. Comfort III, Charles E. Finelli and J. Warren Huff. The nominating committee’s role, following consultation with the other members of the board of directors, is to make recommendations to the full board of directors as to the size and composition of the board of directors and to make recommendations as to individual nominees. In recommending candidates to the board of directors, the nominating committee seeks persons with, among other things, proven judgment and experience.

STOCKHOLDER NOMINATIONS

     Historically, the Company has not had a formal policy concerning stockholder recommendations for nominees. Given the size of the Company and its current lack of operations, the board of directors does not feel that such a formal policy is warranted at this time. The absence of such a policy, however, does not mean that a reasonable stockholder recommendation will not be considered in light of the particular needs of the Company and the policies and procedures set forth above. The board of directors will reconsider this matter at such time that it believes that the Company’s circumstances, including its operations and prospects warrant the adoption of such a policy.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

     The Company has not developed to date a formal process by which stockholders may communicate directly with directors. However, in recent years an informal process has developed in which communications sent to the Board of Directors or in care of an officer or other representative of the Company is forwarded to the Chief Executive Officer, who is also a director. We believe this process has adequately served the needs of the Board of Directors and the Company’s stockholders. In light of recently adopted SEC disclosure rules on this matter, the Board of Directors may consider the development and adoption of more formal procedures. Until such procedures are adopted and disclosed to the Company’s stockholders, stockholders may direct communications intended for the Board of Directors to the Secretary of the Company, 790 Turnpike Street, Suite 202, North Andover, MA 01845. The envelope containing such communication must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication” or similar statement that clearly and unmistakably indicates the communication is intended for the Board of Directors. All such communications must clearly indicate the author as a stockholder and state whether the intended recipients are all members of the Board of Directors or just certain specified directors. The Secretary will make copies of all such communications and circulate them to the appropriate director or directors.

COMPENSATION OF DIRECTORS

     Charles E. Finelli received $25,000 in 2004 to serve on our board. He received $25,000 in 2003 for service on a special committee of the board, and $15,000 as compensation in 2002 and 2001 for service on the board of directors. J. Warren Huff received $25,000 in 2004 to serve on our board. He received $25,000 in 2003 for service on a special committee of the board. Nadim Nsouli received $25,000 in 2004 to serve on our board. We reimburse directors for the expenses incurred in attending meetings of the board of directors and its committees.

     In June 1996, our stockholders approved the non-employee director plan. The non-employee director plan provided for an initial grant of a nonqualified stock option for 10,000 shares of common stock to each non-employee director upon first being elected or appointed to serve on the board of directors. In addition, in accordance with the terms of the non-employee director plan, each non-employee director was granted a second nonqualified stock option for 10,000 shares of common stock on the second anniversary of the grant date of their initial grant. Each option under the non-employee director plan had an exercise price equal to the fair market value of the common stock on the grant date. These options became exercisable in equal increments on the first and second anniversary of their date of grant and will expire ten years after the grant date if not exercised. If a change in control occurs, all stock options granted under the non-employee director plan become fully exercisable.

     On March 27, 2001 under the Company’s Long-Term Incentive Stock and Directors Stock Plan, our board of directors granted nonqualified stock options for 35,000 (17,500 shares post reverse-split) of common stock with an exercise price equal to the fair market value of the common stock on the grant date, to both Messrs. Comfort and Huff. Each of these options vests in equal installments of 7,000 shares (3,500 shares post reverse-split) on each of the first five anniversaries of March 27, 2001 provided that the holder participates in at least 75% of all meetings of our board of directors for the preceding year.

     Mr. Comfort has never received any compensation for his services as a director of the Company, and he has returned all options to the Company.

     On October 15, 2001, the shareholders of the Company approved the Ergo Science Corporation 2001 Employee, Director and Consultant Stock Plan. The plan reserves a total of 1,600,000 shares of our common stock for issuance under this plan. The awards that may be granted under this plan include incentive stock options under section 422 of the Internal Revenue Code or non-qualified stock options. As of December 31, 2002, 1,386,375 shares were available to be granted under this plan. At the time that the shareholders approved this plan, the Company’s Long-Term Incentive Stock and Directors Stock Plan was closed, and no new grants will be made to either plan.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth summary information as to compensation received by the chief executive officer and vice president, business development who were employed by us in 2003, for services rendered in all capacities during the three fiscal years ended December 31, 2003.

(1)	Fees paid to Mr. Finelli for services as a member of our board of directors.

OPTION GRANTS IN LAST FISCAL YEAR

     During 2003, no options were granted.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

     The following table provides information about the number and value of options held by Mr. Finelli at December 31, 2003.

(1)

Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by Mr. Finelli exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

     (2)  The value of unexercised in-the-money options at fiscal year end assumes a fair market value for common stock of $1.95, the closing sale price per share of common stock as reported in the OTC Bulletin Board on December 31, 2003.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

     Charles E. Finelli is an employee-at-will. Mr. Finelli's current base salary is $50,000. The compensation committee may increase this base amount at its discretion. Mr. Finelli also receives $25,000 in compensation for services as a member of our board of directors.

     Ling Kwok is an employee-at-will. Mr. Kwok's current base salary is $150,000. The compensation committee may increase this base amount at its discretion.

DIRECTOR AND OFFICER INDEMNIFICATION

     We have entered into indemnification agreements with each of our directors and our executive officers, agreeing to indemnify the director or officer to the fullest extent permitted by law, and to advance expenses, if the director or officer becomes a party to or witness or other participant in any threaten, pending or completed action, suit or proceeding by reason of any occurrence related to the fact that the person is or was a director, officer, employee, agent or fiduciary of ours or a subsidiary of ours another entity at our request, unless a reviewing party, either outside counsel or a committee appointed by the board of directors, determines that the person would not be entitled to indemnification under applicable law. In addition, if a change-in-control or a potential change-in-control occurs, and if the person indemnified so requests, we will establish a trust for the benefit of the indemnitee and fund the trust in an amount sufficient to satisfy all expenses reasonably anticipated at the time of the request to be incurred in connection with any claim relating to such an event. The reviewing party will determine the amount deposited in the trust. An indemnitee’s rights under the indemnification agreement are not exclusive of any other rights under the restated certificate of incorporation or bylaws, as amended, or applicable law.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

THE EXECUTIVE COMPENSATION PROGRAM

     Ergo currently has no operations. Because of this, a comparison of compensation of other public companies may not provide a fair basis for determining the salaries of executives. The compensation committee believes, however, that the base salary provided to the executives provides incentives to the executives to fulfill the general performance goals set by the board of directors. Equity based incentive compensation also may be awarded to executives under our incentive plan. The incentive plan allows grants of stock options, SARs and restricted stock awards. To date, only stock options have been awarded under the incentive plan.

EXECUTIVE OFFICERS' COMPENSATION

     Charles E. Finelli and Ling Kwok are the executive officers of the company.

     BASE SALARY. Commensurate with Mr. Finelli's duties as president, chief executive officer and secretary, Mr. Finelli's annual base salary is $50,000. Mr. Finelli also receives $25,000 in compensation for services as a member of our board of directors. Commensurate with Mr. Kwok's duties as vice president, business development, Mr. Kwok's annual base salary is $150,000.

     BONUS. Messrs. Finelli and Kwok did not receive cash bonuses for fiscal year 2003.

     INCENTIVE PLAN. Mr. Finelli had 5,000 vested exercisable stock options as of December 31, 2003.

COMPENSATION COMMITTEE William T. Comfort III J. Warren Huff

PERFORMANCE GRAPH

     The Performance Graph compares our cumulative total return, the NASDAQ Stock Market (U.S. Companies) and NASDAQ Pharmaceutical Stocks. The graph assumes that $100 was invested in the stock or the index on December 31, 1998 and assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the shares of common stock as of October 27, 2004, by:

•	each person we know to be the beneficial owner of 5% or more of the outstanding shares of common stock based on our review of filings made with the Securities and Exchange Commission;

•	each executive officer;

•	each director; and

•	the executive officer and the directors as a group.

Except as indicated in the footnotes to the table, we believe that the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

	Shares Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number		Percent
William T. Comfort, III	352,267		6.1%
Charles E. Finelli	5,000	(3)	*
J. Warren Huff	15,500	(4)	*
Nadim Nsouli	0		*
Ling Kwok	0		*
All directors and the current executive officer as a group
(five persons)	372,767	(5)	6.4%

__________

     * Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

     (1) The address of all individual directors and the executive officer is Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts 01845.

     (2) The number of shares of common stock issued and outstanding on October 27, 2004 was 5,813,856. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding at October 27, 2004, plus shares of common stock subject to options held by such person at October 27, 2004. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below.

     (3) Consists entirely of shares of common stock subject to stock options held by Mr. Finelli on October 27, 2004.

     (4) Consists entirely of shares of common stock subject to stock options held by Mr. Huff on October 27, 2004.

     (5) Includes 20,500 shares of common stock subject to stock options held by the directors and executive officers on October 27, 2004.

REPORT OF THE AUDIT COMMITTEE

     The audit committee of the board of directors consists of Mr. Huff and Mr. Nsouli. The audit committee has furnished the following report:

     The audit committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the audit committee are set forth in a written charter adopted by the board of directors, a copy of which is attached as Appendix A. The audit committee plans to review and reassess its charter annually and to recommend any changes to the board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2003, the audit committee took the following actions:

o	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with management and PricewaterhouseCoopers LLP, our independent auditors;

o	Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

o

Received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1. The audit committee further discussed with PricewaterhouseCoopers LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

     The audit committee reviewed the audited financial statements and had discussions with management and PricewaterhouseCoopers LLP regarding the audited financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission. Based upon its review and discussions, the audit committee recommended to our board of directors that the audited financials for the fiscal year ended December 31, 2003 be included in the annual report on Form 10-K.

AUDIT COMMITTEE J. Warren Huff, Chairman Nadim Nsouli

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the compensation committee are J. Warren Huff and William T. Comfort III. Neither of these members is our employee. No executive officer serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of any changes in ownership of our common stock and other equity securities. Based on our review of forms furnished to us and written representations from reporting persons, we believe that all filing requirements applicable to executive officers, directors, and 10% beneficial owners were complied with during 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On August 1, 2003, we signed a stock purchase agreement with Court Square Capital Limited, a subsidiary of Citicorp Venture Capital, Ltd. and our largest stockholder at the time. In accordance with the terms of the agreement, we purchased 1,335, 722 shares of our common stock at a price of $1.81 per share, the market price on August 1, for a total purchase price of $2,417,656.82. Thomas F. McWilliams, who had been serving on our board at the behest of CVC, resigned his position prior to the board’s approval of the transaction with Court Square.

PROPOSAL 2 — INDEPENDENT ACCOUNTANTS

     The board of directors has appointed PricewaterhouseCoopers, LLP, independent accountants, to audit our financial statements for the fiscal year ending December 31, 2004. The board of directors proposes that the stockholders ratify the appointment of PricewaterhouseCoopers to audit our financial statements for the fiscal year ended December 31, 2004. The Company expects that representatives of PricewaterhouseCoopers will be present at the annual meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     In the event that ratification of the appointment of PricewaterhouseCoopers as our independent accountants is not obtained at the annual meeting, the board of directors will reconsider its appointment.

APPROVAL REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting is required to ratify the appointment of the independent accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS INDEPENDENT ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

Audit Fees

     Following are the fees billed by PricewaterhouseCoopers LLP, the Company’s independent accountants for the fiscal year ended December 31, 2003, for professional services rendered to the Company:

Audit Fees	$66,062
Audit-Related Fees	0
Tax Fees	0
All Other Fees	0
Total	$66,062

STOCKHOLDER PROPOSALS

     To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2005, stockholder proposals must be received no later than July 12, 2005 to be considered for presentation at such annual meeting. Although not included in the proxy statement, proposals must be received no later than sixty days before the annual meeting or (if later) ten days after the first public notice of the meeting. Proposals received after that date will not be voted on at the 2005 annual meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals should be marked for the attention of Lisa DeScenza, Ergo Science Corporation, 790 Turnpike Street, North Andover, Massachusetts 01845.

By Order of the Board of Directors, /s/ Charles E. Finelli Charles E. Finelli President, Chief Executive Officer and Secretary

Dated: October 29, 2004

APPENDIX A
ERGO SCIENCE CORPORATION
First Amended and Restated
Audit Committee Charter

I.	PURPOSE

     The Audit Committee shall provide assistance to the board of directors (the “Board”) of Ergo Science Corporation (the “Company”) in fulfilling its responsibilities to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s financial policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to serve as an independent and objective party to:

•

Evaluate whether management is setting the appropriate tone by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities.

•	Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company.

•	Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company.

•	Oversee that management has established and maintained processes to assure compliance by the Company with all applicable legal and regulatory requirements, regulations and corporate policy.

•	Oversee the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public.

•	Oversee independent auditors’ qualification and independence.

•

Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board, always emphasizing that the independent accountants are ultimately accountable to the Audit Committee and the Board.

•	Fulfill such other duties as are directed by the Board.

     The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section V of this Charter.

II.	COMPOSITION

     The Audit Committee shall be comprised of one or more directors as determined by the Board, each of whom shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     All members of the Audit Committee shall also meet the independence and experience requirements as set forth in the Nasdaq Stock Market, Inc. (the “Nasdaq”) Marketplace Rule 4200(a)(15). No member may accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries other than director or committee fees.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III.	MEETINGS

     The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Company’s financial statements.

IV.	ACCOUNTABILITY OF THE INDEPENDENT AUDITORS

     The independent auditors are accountable to the Audit Committee and report directly to the Audit Committee. The Audit Committee shall have the sole authority and responsibility with respect to the selection, engagement, compensation, oversight, evaluation and, where appropriate, dismissal of the Company’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee, or a member thereof, must pre-approve any non-audit service provided to the Company by the Company’s independent auditors.

V.	RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

   Documents/Reports Review

•	Review and reassess, at least annually, the adequacy of this Charter. Make recommendations to the Board, as conditions dictate to update this Charter.

•

Review with management and the independent accountants the audited financial statements, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”), determine whether such audited financial statements are complete and consistent with the information known to the Audit Committee members, and assess whether the financial statements reflect appropriate accounting principles.

•	Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements.

•	Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

•

Review the annual audited financial statements and determine whether they are complete and consistent with the information known to Audit Committee members, and assess whether the financial statements reflect appropriate accounting principles.

•	Based on its reviews, make its recommendation to the Board as to the inclusion of the Company’ audited financial statements in the Company’s annual report on Form 10-K.

•

Review with management and the independent auditors any significant transactions that are not a normal part of the Company’s operations and changes, if any, in the Company’s accounting principles or their application.

•	Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures.

•	Focus on judgmental areas such as those involving revenue recognition, the valuation of assets and liabilities, and other commitments and contingencies.

•	Consider management’s handling of proposed audit adjustments identified by the external auditors.

•	Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members’ knowledge about the Company and its operations.

•	Ensure that the external auditors communicate certain required matters to the committee.

•

Review with management and the independent accountants the quarterly Form 10-Q prior to its filing with the Securities and Exchange Commission (the “SEC”), including a discussion with the independent accountants of the matters required to be discussed by SAS No. 61.

•	Be responsible for the resolution of any disagreements between the independent auditors and management regarding the Company’s financial reporting.

     Management, with the concurrence of the Audit Committee, shall appoint, terminate or replace a director of internal audit or, at the discretion of the Board, select and contract with outside auditors to perform the function of an internal audit department. The director of internal audit or any outside auditors serving as internal auditors shall report directly to the Audit Committee, and the Audit Committee shall direct the scope of their duties and activities in accordance with this Charter.

   Independent Accountants

•

Annually recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to evaluate the effect of those relationships on the accountants’ independence.

•	Review the external auditors’ proposed audit scope and approach.

•	Review and confirm the independence of the external auditors by reviewing the nonaudit services provided and the auditors’ assertion of their independence in accordance with professional standards.

•

Review and pre-approve the plan and scope of all auditing services (including comfort letters) and all non-audit services provided to the Company by its independent accountants, including compensation to be paid to the independent accountants. The Audit Committee may delegate pre-approval authority to one or more Audit Committee members provided the decision of such member(s) is presented to the full Audit Committee at the next meeting.

•	Ensure that the lead audit partner and reviewing audit partner of the Company’s independent auditors are rotated at least every five years.

•

Each year obtain and review reports from the independent auditors that include (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, their ramifications and the preferences of the independent auditors; and (iii) other material written communications between the independent auditors and management.

•	Meet with the independent auditors and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately.

•	Ensure that significant findings and recommendations made by the independent auditors are received and discussed on a timely basis.

•	Review, with the Company’s counsel, any legal matters that could have a significant impact on the Company’s financial statements.

   Ethical and Legal Compliance

•

Establish procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls, auditing matters and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

•

Review the quarterly disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Audit Committee regarding (i) significant deficiencies or weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) any fraud, including that which involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

•	Investigate at its discretion any matter brought to its attention by, without limitation, reviewing the books, records and facilities of the Company and interviewing Company officers or employees.

•	Establish, review and update periodically Standards of Business Conduct and evaluate whether management has established systems to enforce these standards.

•

Review management’s monitoring of the Company’s compliance programs and evaluate whether management has the proper review systems in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•	Review activities, organizational structure, and qualifications of the internal audit function.

•	Review with the Company’s in-house or outside legal counsel any legal matter that could have a significant effect on the Company’s financial statements.

•	Prepare the report required by the SEC rules to be included in the Company’s annual proxy statement.

•

Perform any other activities consistent with this Charter, the Company’s certificate of incorporation and bylaws, the independence requirements as set forth in the Nasdaq listing standards and governing law as the Audit Committee or the Board deems necessary or appropriate.

VI.	AUTHORITY AND LIMITATIONS

     The Audit Committee shall have the authority to take all actions it deems advisable to fulfill its responsibilities and duties. The Audit Committee shall have the authority to retain special legal counsel, accounting experts, or other consultants to advise the Audit Committee, which may be the same as or different from the Company’s primary legal counsel, accounting experts and other consultants. The Audit Committee may require any officer or employee of the Company or any of its subsidiaries, the Company’s outside legal counsel, and the Company’s independent auditors to meet with the Audit Committee or any member of the Audit Committee.

     The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors employed by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) compensation to any special legal counsel, accounting experts or other consultants employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee.

     While the Audit Committee has the responsibilities and powers set forth in this Charter and management and the independent accountants for the Company are ultimately accountable to the Board and the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management.

YOUR PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF
ERGO SCIENCE CORPORATION
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 9 A.M. LOCAL TIME ON DECEMBER 1, 2004
AT THE NEW YORK YACHT CLUB
37 WEST 44TH STREET,
NEW YORK, NY 10036

Enclosed with this Proxy is a Proxy Statement/Prospectus containing important information about the issues that you are being asked to approve.

Your vote is important to us. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly returning your completed Proxy card prior to the Annual Meeting.

(Continued and to be signed on the next page)

ANNUAL MEETING OF STOCKHOLDERS OF

ERGO SCIENCE CORPORATION

December 1, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

| Please detach along perforated line and mail in the envelope provided. |

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

---

NOMINEE:

[ ] FOR Nadim Nsouli

[ ] WITHHOLD AUTHORITY

	FOR	AGAINST	ABSTAIN
2. To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for our fiscal year ending December 31, 2004.	[ ]	[ ]	[ ]

Please mark the boxes on the Proxy card above to indicate how your shares are to be voted, then sign the card, detach it and return your Proxy card in the enclosed envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Signature of Stockholder	Date:	Signature of Stockholder	Date:
----------------------	---------	----------------------	---------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.